AMENDMENT NO. 4 TO SECURITY AGREEMENT

THIS AMENDMENT NO. 4 dated as of July 31, 2007 (this “Amendment”) to the Security Agreement dated as of February 28, 2006, as amended from time to time (the “Security Agreement”), by and between Neonode Inc., a Delaware corporation (the “Grantor”), and AIGH Investment Partners, LLC, a Delaware limited liability company, or assigns, as agent for the Investors (as defined in the Security Agreement) (the “Secured Party”)

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Security Agreement;

WHEREAS, the Grantor has entered into that certain Agreement and Plan of Merger and Reorganization, dated as of January 19, 2007, as amended (the “Merger Agreement”), by and among the Grantor, SBE, Inc. (“SBE”), a Delaware corporation and Cold Winter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SBE (“Merger Sub”), which provides for a merger (the “Merger”) of the Grantor with and into Merger Sub;

WHEREAS, the Grantor has borrowed an aggregate of $13,000,000 principal amount of senior secured notes (the “Bridge Notes”) from the Secured Party and other investors (collectively, in this capacity, the “Bridge Note Investors”) in offerings on February 28, 2006, November 20, 2006, January 22, 2007 and June 4, 2007;

WHEREAS, the Grantor sold additional senior secured notes to SBE, Inc. (the “SBE Note”) in the aggregate principal amount of $1,000,000 (the “Offering”), in the substantially the form attached as Exhibit 1 to that certain Note Purchase Agreement, dated May 18, 2007 (the “Note Purchase Agreement”), between the Grantor and SBE, Inc. (“SBE” and together with the Investors previously identified in the Security Agreement as the Old Investors, as “Investor”);

WHEREAS, the Grantor intends to sell additional Senior Secured Notes, substantially similar to the Bridge Notes (except that (i) they are not automatically converted in the Merger, (ii) bear interest at 8% and (iii) may be converted on different terms) (the “July 2007 Notes”) in the principal amount of up to $4,000,000; and

WHEREAS, the parties hereto wish to amend the Security Agreement to add as Obligations the obligations of the Grantor under the July 2007 Notes;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to the Security Agreement hereby agree as follows:

Section 1. Amendments to the Security Agreement. The Security Agreement is hereby amended, effective upon completion of the purchase from time to time of the New Note, as follows:

(a) Schedule I to the Security Agreement is hereby amended to be and read in its entirety as Schedule I attached to this Amendment.

(b) That the Obligations under the Security Agreement include the obligations of the Grantor under the Amended and Restated Notes, the New Notes, the SBE Note, the May 2007 Note, and the July 2007 Notes; provided that the aggregate principal amounts of the Amended and Restated Notes, the New Notes, the SBE Note, the May 2007 Notes, and the July 2007 Notes do not exceed $18,000,000.

(c) The July 2007 Notes shall be pari passu with the Amended and Restated Notes, the New Notes, the SBE Note and the May 2007 Notes.

Section 2. Effect of Amendment. Except as expressly provided in this Amendment, each of the terms and provisions of the Security Agreement shall remain in full force and effect.

Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Amendment to be duly executed and delivered by a duly authorized representative as of the date first above written.

[Signature Page Follows]

SIGNATURE PAGE
TO
AMENDMENT NO. 4 TO SECURITY AGREEMENT
Dated as of the date first written above

THE GRANTOR:

Neonode Inc.
a Delaware corporation

By:_________________________________
Name: Mikael Halman
Title: President & CEO
Address for Notices:
Biblioteksgatan 11
S111 46 Stockholm, Sweden
Attention: President
Fax: 01146-8-678-18 51

SECURED PARTY:	AIGH INVESTMENT PARTNERS, LLC By:_________________________________ Name: Orin Hirschman Title: Manager

Schedule I

[To Be Updated]